Filed Pursuant to Rule 497(e)
                                                      1933 Act File No. 33-48940

                              EMERALD MUTUAL FUNDS

                               Emerald Growth Fund
                                 Class A Shares
                                 Class C Shares

                     Emerald Select Banking and Finance Fund
                                 Class A Shares
                                 Class C Shares

                         Emerald Select Technology Fund
                                 Class A Shares
                                 Class C Shares

   Supplement Dated February 18, 2005 to the Prospectus dated November 1, 2004
--------------------------------------------------------------------------------

The following information replaces and supersedes any contrary information contained in the Funds' Prospectus.

      Emerald Investment Advisers, Inc. ("Emerald Advisers"), investment adviser to the Emerald Growth Fund, Emerald Select Banking and Finance Fund and Emerald Select Technology Fund's (the "Funds"), has entered into an agreement with Forward Management LLC ("Forward") for the sale of Emerald Advisers' business relating to the management of the Funds' assets (the "Transaction"). Emerald Advisers' board of directors determined that the Transaction is in the best interest of Emerald Advisers in light of all facts and circumstances, including the burden on small fund firms in the wake of substantial increases in the regulation of mutual funds and the difficulties of realizing economies of scale at current levels of assets under management.

      In connection with the Transaction, Emerald Advisers intends to present to the Funds' Board of Trustees, and recommend that the Board subsequently present to the shareholders of the Funds at a special meeting of shareholders, the following proposals:

      o to elect trustees, 75% of whom will not be "interested persons" (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940) of the Emerald Advisers or Forward, but which will include certain interested persons of Forward;

      o to approve a new investment management agreement with Forward pursuant to which Forward will receive advisory fees that, together with those of the sub-adviser, will be no greater than the current advisory fees being paid by the Funds to Emerald Advisers;

      o to approve a new investment sub-advisory agreement with Emerald Advisers under which Emerald Advisers will receive sub-advisory fees that are 0.35% less than its current advisory fees; and

      o to approve certain changes to the Emerald Mutual Funds Agreement and Declaration of Trust.

      If these proposals are approved, upon the consummation of the Transaction, Emerald Advisers' current advisory agreements with the Funds will terminate. However, upon shareholder approval, Forward will become the investment adviser to the Funds under the newly-approved investment management agreement and Emerald Advisers will become the investment sub-adviser to the Funds under the newly-approved investment sub-advisory agreement. Emerald Advisers will continue to be responsible for day-to-day management of the assets of the Funds.

      Proxy materials, which describe in greater detail the Transaction and each of the proposals and which seek shareholder approval of the reorganization will be sent to shareholders of the Fund at a later date. Shareholders should read the proxy materials carefully before determining whether to vote to approve the proposals.

      The special shareholders meeting is expected to be take place in April 2005, and the consummation of the Transaction as soon as practicable thereafter.